                                                                    Exhibit 99.1
                              LETTER OF TRANSMITTAL


-------------------------------------------------------------------------------
THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON ______________, 1997 UNLESS EXTENDED BY NORTEK IN ITS SOLE DISCRETION (THE "EXPIRATION DATE"). TENDERS OF ORIGINAL NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M. ON THE EXPIRATION DATE.
-------------------------------------------------------------------------------

                                  NORTEK, INC.
                        $175,000,000 9 1/4% NOTES DUE 2007

                 PLEASE READ CAREFULLY THE ATTACHED INSTRUCTIONS

     If you desire to accept the Exchange Offer, this Letter of Transmittal should be completed, signed, and submitted to the Exchange Agent, by registered or certified mail, overnight carrier, hand delivery or facsimile transmission at the following address, for receipt no later than the Expiration Date:

                STATE STREET BANK & TRUST COMPANY, EXCHANGE AGENT

          By Express:                           By Mail:                             By Hand:
                                   (insured or registered recommended)

State Street Bank & Trust Company   State Street Bank & Trust Company    State Street Bank & Trust Company
  Corporate Trust Department           Corporate Trust Department           Corporate Trust Department
    Two International Place              Two International Place              Two International Place
       Boston, MA 02110                     Boston, MA 02110                     Boston, MA 02110
     Attn:  Lena Altomare                 Attn:  Lena Altomare                 Attn:  Lena Altomare


                                    FACSIMILE
                                 (617) 664-5371

                                    TELEPHONE
                                 (617) 664-5607

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION VIA TELEGRAM, TELEX OR FACSIMILE, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     By execution hereof, the undersigned acknowledges receipt of the prospectus dated _________, 1997 (the "Prospectus"), of Nortek, Inc., a Delaware corporation ("Nortek"), which, together with this Letter of Transmittal and the instructions hereto (the "Letter of Transmittal"), constitute Nortek's offer (the "Exchange Offer") to exchange $1,000 principal amount of its 9 1/4% Series B Notes due 2007 (the "Exchange Notes") that have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a registration statement of which the Prospectus constitutes a part, for each $1,000 principal amount of its outstanding 9 1/4% Series A Notes due 2007 (the "Original Notes"), upon the terms and subject to the conditions set forth in the Prospectus.

     This Letter of Transmittal is to be used by Holders (as defined below) if:
(i) certificates representing Original Notes are to be physically delivered to the Exchange Agent herewith by Holders; (ii) tender of Original Notes is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company (the "Depository") pursuant to the procedures set forth in the Prospectus under "The Exchange Offer--Procedures for Tendering" by any financial institution that is a participant in the Depository and whose name appears on a security position listing as the owner of Original Notes; or (iii) tender of Original Notes is to be made according to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer--Guaranteed Delivery Procedures." DELIVERY OF DOCUMENTS TO THE DEPOSITORY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

     The term "Holder" with respect to the Exchange Offer means any person: (i) in whose name Original Notes are registered on the books of Nortek or any other person who has obtained a properly completed bond power from the registered Holder; or (ii) whose Original Notes are held of record by the Depository who desires to deliver such Original Notes by book-entry transfer at the Depository.

     The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Original Notes must complete this letter in its entirety.

     All capitalized terms used herein and not defined shall have the meaning ascribed to them in the Prospectus.

     The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Exchange Agent. See Instruction 8 herein.

     HOLDERS WHO WISH TO ACCEPT THE EXCHANGE OFFER AND TENDER THEIR ORIGINAL NOTES MUST COMPLETE THIS LETTER OF TRANSMITTAL IN ITS ENTIRETY.

Ladies and Gentlemen:


     Subject to the terms of the Exchange Offer, the undersigned hereby tenders to Nortek the principal amount of Original Notes indicated below. Subject to and effective upon the acceptance for exchange of the principal amount of Original Notes tendered in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, Nortek all right, title and interest in and to the Original Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of Nortek and as Trustee under the Indenture for the Original Notes and the Exchange Notes) with respect to the tendered Original Notes with full power of substitution to (i) deliver certificates for such Original Notes to Nortek, or transfer ownership of such Original Notes on the account books maintained by The Depository Trust Company ("DTC") together, in either such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, Nortek and (ii) present such Original Notes for transfer on the books of Nortek and receive all benefits and otherwise exercise all rights of beneficial ownership of such Original Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

     The undersigned hereby represents and warrants that he or she has full power and authority to tender, sell, assign and transfer the Original Notes tendered hereby and that Nortek will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are acquired by Nortek. The undersigned also acknowledges that this Exchange Offer is being made in reliance upon an interpretation by the staff of the Securities and Exchange Commission that the Exchange Notes issued in exchange for the Original Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by any holder thereof (other than (i) a broker - dealer who purchased such Original Notes directly from Nortek or any of its "affiliates" within the meaning of Rule 405 under the Securities Act for resell pursuant to Rule 144A or any other available exemption under the Securities Act or (ii) a person that is such an "affiliate" of Nortek) without compliance with the registration and prospectus delivery provisions of the Securities Act provided that the holder is acquiring the Exchange Notes in its ordinary course of business and is not participating, and has no arrangement or understanding with any person to participate, in the distribution of the Exchange Notes.

     The undersigned represents that (i) the Exchange Notes acquired pursuant to the Exchange Offer are being acquired by the undersigned and any beneficial owner thereof in the ordinary course of business of the undersigned and any such beneficial owner, (ii) neither the undersigned nor any such beneficial owner has any arrangement or understanding with any person to participate in the distribution of such Exchange Notes and (iii) except as indicated below, neither the undersigned nor any such beneficial owner is an "affiliate," as defined under Rule 405 of the Securities Act, of Nortek. If the undersigned or any beneficial owner for whom the undersigned is tendering securities is an affiliate of Nortek, then such person will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable. If the undersigned or any beneficial owner for whom the undersigned is tendering securities is a broker-dealer that will receive Exchange Notes for its own account in exchange for Original Notes that were acquired as a result of market-making or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned or such beneficial owner will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or Nortek to be necessary or desirable to complete the assignment and transfer of the Original Notes tendered hereby.

     For purposes of the Exchange Offer, Nortek shall be deemed to have accepted validly tendered Original Notes when Nortek has given oral or written notice thereof to the Exchange Agent. If any tendered Original Notes are not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted Original Notes will be returned (except as noted below with respect to tenders through DTC), without expense, to the undersigned at the address shown below or at a different address as may be indicated under "Special Issuance
Instructions" as promptly as practicable after the Expiration Date.

     All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned and every obligation under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.

     The undersigned understands that tenders of Original Notes pursuant to the procedures described under the caption "The Exchange Offer -- Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and Nortek upon the terms and subject to the conditions of the Exchange Offer.

     Unless otherwise indicated under "Special Issuance Instructions," please issue the certificates representing the Exchange Notes issued in exchange for the Original Notes accepted for exchange and return any Original Notes not tendered or not exchanged, in the name(s) of the undersigned (or in either such event in the case of Original Notes tendered by DTC, by credit to the account at
DTC). Similarly, unless otherwise indicated under "Special Delivery Instructions," please send the certificates representing the Exchange Notes issued in exchange for the Original Notes accepted for exchange and any certificates for Original Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signatures, unless, in either event, tender is being made through DTC. In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the Exchange Notes issued in exchange for the Original Notes accepted for exchange and return any Original Notes not tendered or not exchanged in the name(s) of, and send said certificates to, the person(s) so indicated. The undersigned recognizes that Nortek has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Original Notes from the name of the registered holder(s) thereof if Nortek does not accept for exchange any of the Original Notes so tendered.

=============================================================================================================
                                 DESCRIPTION OF ORIGINAL NOTES TENDERED
--------------------------------------------------------------- ----------------------- ---------------------
                                                                Certificate             Aggregate
                                                                Number(s)* (Attach      Principal Amount
Name(s) and Address(es) of Holder(s)                            signed list if          Tendered (if less
(Please fill in, if blank)                                      necessary)              than all)**


---------------------------------------------------------------
                                                                ----------------------- ---------------------

                                                                ----------------------- ---------------------

                                                                ----------------------- ---------------------

                                                                ----------------------- ---------------------

                                                                ----------------------- ---------------------

                                                                ----------------------- ---------------------

                                                                ----------------------- ---------------------

--------------------------------------------------------------- ----------------------- ---------------------
TOTAL PRINCIPAL AMOUNT OF ORIGINAL
NOTES TENDERED
=============================================================================================================
*   Need not be completed by Holders tendering by book-entry transfer.

**  Need not be completed by Holders who wish to tender with respect to all Original
    Notes listed.  See Instruction 2.
-------------------------------------------------------------------------------------------------------------

=============================================================================================================



=============================================================================================================
                                            BENEFICIAL OWNER(S)
------------------------------------------------- -----------------------------------------------------------
STATE OF PRINCIPAL RESIDENCE OF EACH BENEFICIAL              PRINCIPAL AMOUNT OF TENDERED ORIGINAL
      OWNER OF TENDERED ORIGINAL NOTES                      NOTES HELD FOR ACCOUNT OF BENEFICIAL OWNER
------------------------------------------------- -----------------------------------------------------------

------------------------------------------------- -----------------------------------------------------------

------------------------------------------------- -----------------------------------------------------------

------------------------------------------------- -----------------------------------------------------------

------------------------------------------------- -----------------------------------------------------------

------------------------------------------------- -----------------------------------------------------------

=============================================================================================================

================================================================================
                           USE OF BOOK ENTRY TRANSFER

[ ] CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED BY DTC TO THE
    EXCHANGE AGENT'S ACCOUNT AT DTC AND COMPLETE THE FOLLOWING:

   Name of Tendering Institution:
                                 ------------------------------------------
   DTC Book-Entry Account No.:
                              ---------------------------------------------
   Transaction Code No.:
                         --------------------------------------------------

================================================================================






================================================================================
                           USE OF GUARANTEED DELIVERY

If Holders desire to tender Original Notes pursuant to the Exchange Offer and
(i) certificates representing such Original Notes are not immediately available,
(ii) time will not permit this Letter of Transmittal, certificates representing such Original Notes or other required documents to reach the Exchange Agent prior to the Expiration Date or (iii) the procedures for book-entry transfer cannot be completed prior the Expiration Date, such Holders may effect a tender of such Original Notes in accordance with the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer -- Guaranteed Delivery Procedures."

[ ] CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED PURSUANT TO THE NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

  Name(s) of Holder(s) of Original Notes:
                                         ----------------------------

  ----------------------------------------------------------------------

  Window Ticket No. (if any):
                             -------------------------------------------

  Date of Execution of
  Notice of Guaranteed Delivery:
                                ----------------------------------------
  Name of Eligible Institution that Guaranteed Delivery:

  ----------------------------------------------------------------------

  If Delivered by Book-Entry Transfer:
  Name of Tendering Institution:
                                ----------------------------------------
  DTC Book-Entry Account No.:
                             -------------------------------------------
  Transaction Code No.:
                       -------------------------------------------------

================================================================================




================================================================================
                       BROKER-DEALER COPIES OF PROSPECTUS

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

  Name:
       -----------------------------------------------------------------

  Address:
          --------------------------------------------------------------

  ----------------------------------------------------------------------


================================================================================




================================================================================
                              FOR USE BY AFFILIATES

[ ] CHECK HERE IF YOU OR ANY BENEFICIAL OWNER FOR WHOM YOU ARE TENDERING SECURITIES IS AN AFFILIATE OF NORTEK.
================================================================================

================================================================================
                                PLEASE SIGN HERE

     (TO BE COMPLETED BY ALL TENDERING HOLDERS OF ORIGINAL NOTES REGARDLESS
       OF WHETHER ORIGINAL NOTES ARE BEING PHYSICALLY DELIVERED HEREWITH)

     This Letter of Transmittal must be signed by the Holder(s) of Original Notes exactly as their name(s) appear(s) on certificate(s) for Original Notes or, if tendered by a participant in DTC, exactly as such participant's name appears on a security position listing as the owner of Original Notes, or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to Nortek of such person's authority to so act. See Instruction 3 herein.

     If the signature appearing below is not of the registered Holder(s) of the Original Notes, then the registered Holder(s) must sign a valid proxy.

X                                         Date:
 -------------------------------------         ----------------------

X                                         Date:
 -------------------------------------         ----------------------
 Signature(s) of Holder(s) or
 Authorized Signatory

Name(s):                                  Address:
         -----------------------------            -----------------------------


         -----------------------------            -----------------------------
                (Please Print)                         (Including Zip Code)

Capacity:                                 Area Code and Telephone No.:
         -----------------------------                                ---------

Social Security No.:
                    ------------------

                   PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN

                 SIGNATURE GUARANTEE (SEE INSTRUCTION 3 HEREIN)
        CERTAIN SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION


--------------------------------------------------------------------------------
             (Name of Eligible Institution Guaranteeing Signatures)


--------------------------------------------------------------------------------
               (Address (including zip code) and Telephone Number
                         (including area code) of Firm)


--------------------------------------------------------------------------------
                             (Authorized Signature)


--------------------------------------------------------------------------------
                                 (Printed Name)


-------------------------------------------------------------------------------
                                     (Title)





Date:
     ----------------
================================================================================

================================================================================
                          SPECIAL ISSUANCE INSTRUCTIONS
                           (SEE INSTRUCTION 4 HEREIN)


To be completed ONLY if certificates for Original Notes in a principal amount not tendered are to be issued in the name of, or the Exchange Notes issued pursuant to the Exchange Offer are to be issued to the order of, someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or issued to an address different from that shown in the box entitled "Description of Original Notes Tendered" within this Letter of Transmittal, or if Original Notes tendered by book-entry transfer that are not accepted for purchase are to be credited to an account maintained at DTC.




Name:
     -------------------------------------------------------------------
                                 (Please Print)


Address:
        ----------------------------------------------------------------
                                 (Please Print)


------------------------------------------------------------------------
                                                                Zip Code


------------------------------------------------------------------------
                Taxpayer Identification or Social Security Number
                        (See Substitute Form W-9 herein)
================================================================================



================================================================================
                          SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTION 4 HEREIN)


To be completed ONLY if certificates for Original Notes in a principal amount not tendered or not accepted for purchase or the Exchange Notes issued pursuant to the Exchange Offer are to be sent to someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or issued to an address different from that shown in the box entitled "Description of Original Notes Tendered" within this Letter of Transmittal.



Name:
     -------------------------------------------------------------------
                                 (Please Print)


Address:
        ----------------------------------------------------------------
                                 (Please Print)


------------------------------------------------------------------------
                                                                Zip Code


------------------------------------------------------------------------
                Taxpayer Identification or Social Security Number
                        (See Substitute Form W-9 herein)
================================================================================

                     PAYER'S NAME:
                                  --------------------------------

====================================================================================================================
SUBSTITUTE                           PART 1--PLEASE PROVIDE YOUR TIN IN  THE BOX AT
                                     RIGHT AND CERTIFY BY  SIGNING AND DATING BELOW
FORM W-9                                                                                ------------------------
                                                                                        Social Security Number

DEPARTMENT OF THE TREASURY                                                              OR
INTERNAL REVENUE SERVICE                                                                  ----------------------
                                                                                        Employer Identification
                                                                                                Number
PAYER'S REQUEST FOR TAXPAYER
IDENTIFICATION NUMBER (TIN)
                                     ------------------------------------------------- -----------------------------
                                     PART 2--Certification--Under Penalties            PART 3-
                                     of Perjury, I certify that:
                                                                                       Awaiting TIN   [ ]
                                     (1) The number shown on this form is my
                                     correct  Taxpayer Identification Number
                                     (or I am waiting for a  number to be
                                     issued to me) and

                                     (2) I am not subject to backup
                                     withholding either because I have not
                                     been notified by the Internal Revenue
                                     Services ("IRS") that I am subject to
                                     backup withholding as a result of
                                     failure to report all interest or
                                     dividends, or the IRS has notified me
                                     that I am no longer subject to backup
                                     withholding.
                                     -------------------------------------------------------------------------------
                                     Certificate instructions-- You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax returns. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

                                     SIGNATURE                                 DATE
                                              -------------------------------      -------------------------
====================================================================================================================


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO HOLDERS OF EXCHANGE NOTES PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

     YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

================================================================================
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 20 percent of all reportable payments made to me thereafter will be withheld until I provide a number.


----------------------------------------           -------------------------
             Signature                                 Date












================================================================================

                                  INSTRUCTIONS

                    FORMING PART OF THE TERMS AND CONDITIONS
                   OF THE EXCHANGE OFFER AND THE SOLICITATION


     1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND ORIGINAL NOTES. The certificates for the tendered Original Notes (or a confirmation of a book-entry transfer into the Exchange Agent's account at DTC of all Original Notes delivered electronically), as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein prior to 5:00 P.M., New York City time, on the Expiration Date. The method of delivery of the tendered Original Notes, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the Holder and, except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. No Letter of Transmittal or Original Notes should be sent to Nortek.

     Holders who wish to tender their Original Notes and (i) whose Original Notes are not immediately available or (ii) who cannot deliver their Original Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date must tender their Original Notes and follow the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution; (ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder of the Original Notes, the certificate number or numbers of such Original Notes and the principal amount of Original Notes tendered, stating that the tender is being made thereby and guaranteeing that, within five business days after the Expiration Date, this Letter of Transmittal (or facsimile hereof) together with the certificate(s) representing the Original Notes (or a confirmation of electronic delivery of book-entry delivery into the Exchange Agent's account at DTC) and any of the required documents will be deposited by the Eligible Institution with the Exchange Agent; and (iii) such properly completed and executed Letter of Transmittal (or facsimile hereof), as well as all other documents required by this Letter of Transmittal and the certificate(s) representing all tendered Original Notes in proper form for transfer (or a confirmation of electronic mail delivery of book-entry delivery into the Exchange Agent's account at DTC), must be received by the Exchange Agent within five business days after the Expiration Date, all as provided in the Prospectus under the caption "Exchange Offers -- Guaranteed Delivery Procedures." Any Holder of Original Notes who wishes to tender his Original Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 P.M., New York City time, on the Expiration Date.

     All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Original Notes will be determined by Nortek in its sole discretion, which determination will be final and binding. Nortek reserves the absolute right to reject any and all Original Notes not properly tendered or any Original Notes Nortek's acceptance of which would, in the opinion of counsel for Nortek, be unlawful. Nortek also reserves the right to waive any irregularities or conditions of tender as to particular Original Notes. Nortek's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Original Notes must be cured within such time as Nortek shall determine. Neither Nortek, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Original Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Original Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Original Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned without cost by the Exchange Agent to the tendering Holders of Original Notes, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

     2. PARTIAL TENDERS. Tenders of Original Notes will be accepted in all denominations of $1,000 principal amount and integral multiples in excess thereof. If less than the entire principal amount of any Original Note is tendered, the tendering Holder should fill in the principal amount tendered in the third column of the chart entitled "Description of Original Notes Tendered." The entire principal amount of Original Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Original Notes is not tendered, Original Notes for the principal amount of Original Notes not tendered and a certificate or certificates representing Exchange Notes issued in exchange for any Original Notes accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal or unless tender is made through DTC, promptly after the Original Notes are accepted for exchange.

     3. SIGNATURES ON THE LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder(s) of the Original Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the Original Notes without alteration, enlargement or any change whatsoever.

     If this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder(s) of Original Notes tendered and the certificate(s) for Exchange Notes issued in exchange therefor is to be issued (or any untendered principal amount of Original Notes is to be reissued) to the registered Holder, such Holder need not and should not endorse any tendered Original Note, nor provide a separate bond power. In any other case, such Holder must either properly endorse the Original Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

     If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the registered Holder(s) of any Original Notes listed, such Original Notes must be endorsed or accompanied by appropriate bond powers signed as the name of the registered Holder(s) appears on the Original Notes.

     If this Letter of Transmittal (or facsimile hereof) or any Original Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, or officers of corporations or other acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by Nortek, evidence satisfactory to of their authority so to act must be submitted with this Letter of Transmittal.

     Endorsements on Original Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by an Eligible Institution.

     Signatures on this Letter of Transmittal (or facsimile hereof) must be guaranteed by an Eligible Institution unless the Original Notes tendered pursuant thereto are tendered (i) by a registered Holder (including any participant in DTC whose name appears on a security position listing as the owner of Original Notes) who has not completed the box set forth herein entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" or (ii) for the account of an Eligible Institution.

     4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Tendering Holders should indicate, in the applicable spaces, the name and address to which Exchange Notes or substitute Original Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal (or in the case of tender of the Original Notes through DTC, if different from DTC). In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

     5. TRANSFER TAXES. Nortek will pay all transfer taxes, if any, applicable to the exchange of Original Notes pursuant to the Exchange Offer. If, however, certificates representing Exchange Notes or Original Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the Original Notes tendered hereby, or if tendered Original Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Original Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

     Except as provided in this Instruction 5, it will not be necessary for transfer tax stamps to be affixed to the Original Notes listed in this Letter of Transmittal.

     6. WAIVER OF CONDITIONS. Nortek reserves the absolute right to amend, waive or modify specified conditions in the Exchange Offer in the case of any Original Notes tendered.

     7. MUTILATED, LOST, STOLEN OR DESTROYED ORIGINAL SENIOR SUBORDINATED NOTES. Any tendering Holder whose Original Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instruction.

     8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address specified in the Prospectus and herein. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

                          (DO NOT WRITE IN SPACE BELOW)

===============================================================================
Certificate Surrendered     Original Notes Tendered    Original Notes Accepted
------------------------- --------------------------- -------------------------

------------------------- --------------------------- -------------------------

------------------------- --------------------------- -------------------------

------------------------- --------------------------- -------------------------

------------------------- --------------------------- -------------------------
  Delivery Prepared by               Checked by               Date
                      --------------           --------------     ------------
===============================================================================

                            IMPORTANT TAX INFORMATION

Under federal income tax laws, a Holder whose tendered Original Notes are accepted for payment is required to provide the Exchange Agent (as payer) with such Holder's correct TIN on Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such Holder is an individual, the TIN is his social security number. If the Exchange Agent is not provided with the correct TIN, a $50 penalty may be imposed by the Internal Revenue Service, and payments made with respect to Original Notes purchased pursuant to the Exchange Offer may be subject to backup withholding.

Certain Holders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt Holders should indicate their exempt status on Substitute Form W-9. A foreign person may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to that Holder's exempt status. A Form W-8 can be obtained from the Exchange Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

If backup withholding applies, the Exchange Agent is required to withhold 31% of any payments made to the Holder or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

To prevent backup withholding on payments made with respect to the Exchange Offer, the Holder is required to provide the Exchange Agent with either: (i) the Holder's correct TIN by completing the form above, certifying that the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN) and that (A) the Holder has not been notified by the Internal Revenue Service that the Holder is subject to backup withholding as a result of failure to report all interest or dividends or (B) the Internal Revenue Service has notified the Holder that the Holder is no longer subject to backup withholding; or (ii) an adequate basis for exemption.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

The Holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered Holder of the Original Notes. If the Original Notes are held in more than one name or are held not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

                  The Exchange Agent for the Exchange Offer is:


                       STATE STREET BANK AND TRUST COMPANY

           By Express:                         By Mail:                              By Hand:
                                   (insured or registered recommended)

State Street Bank & Trust Company   State Street Bank & Trust Company     State Street Bank & Trust Company
   Corporate Trust Department         Corporate Trust Department            Corporate Trust Department
     Two International Place            Two International Place               Two International Place
        Boston, MA 02110                   Boston, MA 02110                      Boston, MA 02110
      Attn:  Lena Altomare               Attn:  Lena Altomare                  Attn:  Lena Altomare


                                    FACSIMILE
                                 (617) 664-5371

                                    TELEPHONE
                                 (617) 664-5607